UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21196 and 811-21299

Name of Fund: BBIF Money Fund and Master Money LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BBIF Money Fund and Master Money LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2015

Date of reporting period: 03/31/2015

Item 1 – Report to Stockholders

MARCH 31, 2015

ANNUAL REPORT

BBIF Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BBIF MONEY FUND	MARCH 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility has remained low from a long-term perspective, but increased over the course of 2014 amid higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile in the middle of the summer, stoking worries about economic growth outside the United States. As the U.S. economy continued to show steady improvement, the stronger data caused concern among investors that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted in the fourth quarter due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became relatively attractive as compared to international sovereign debt.

Equity markets reversed in the first quarter of 2015 and U.S. stocks underperformed international markets, notably Europe and Japan, but also emerging markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. Meanwhile, economic reports in Europe and Asia easily beat investors’ very low expectations for those economies, and accommodative policies from global central banks helped international equities rebound. The ECB’s asset purchase program (announced in January and commenced in March) was the largest in scale and effect on the markets. Overall, market volatility decreased in the first quarter as global risks abated, with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the Eurozone.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2015

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.93%	12.73%
U.S. small cap equities (Russell 2000® Index)	14.46	8.21
International equities (MSCI Europe, Australasia, Far East Index)	1.13	(0.92)
Emerging market equities (MSCI Emerging Markets Index)	(2.37)	0.44
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.25	9.88
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.43	5.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.29	6.60
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.50	2.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended March 31, 2015

The Federal Open Market Committee (“FOMC”) maintained the federal funds rate in the target range of 0.00% to 0.25% during the 12-month period ended March 31, 2015. The FOMC’s statement at the conclusion of the March 18th meeting read “that an increase in the target range for the federal funds rate remains unlikely at the April Committee meeting,” but the FOMC “anticipates that it will be appropriate to raise the target range when it sees further improvement in the labor market.” This language marked a departure from previous statements in which the FOMC said “it can be patient in beginning to normalize the stance of monetary policy.” The removal of the word “patient” was viewed by the market as a small but meaningful step toward the beginning of higher rates. However, anticipation of a pending rate increase was tempered by the FOMC’s assessment of the U.S. economy. They acknowledged that “economic growth has moderated somewhat.” Additionally, the FOMC issued new forecasts at the March 18th meeting including a slightly lower outlook for 2015 and 2016 gross domestic product (GDP), reduced inflation forecasts and a revised prediction for the unemployment rate falling further than thought a few months ago. Officials also slashed their median estimate for the federal funds rate, the key overnight lending rate, to 0.625% for the end of 2015 from the 1.125% estimated in December 2014.

Chairwoman Yellen followed the release of the statement with a scheduled press conference in which she further clarified the FOMC’s views. On the topic of the change in language, she stated that “just because we removed the word ‘patient’ from the statement doesn’t mean we’re going to be impatient.” Ms. Yellen further stressed that there had been no firm decision on the timing of a first rate hike. Regarding the FOMC’s lower GDP forecasts, Ms. Yellen stated that she continues to view the U.S. economy as growing moderately and continued to characterize inflation weakness as transitory. She explained that there is “no simple answer” for when to raise rates, noting that the FOMC should be neither premature nor behind the curve in its decision.

In the eurozone, slow economic growth combined with falling inflation measures compelled the European Central Bank (“ECB”) to cut its key rates by 0.10% in July, and an additional 0.10% in September, boldly taking the deposit rate to a negative 0.20%. In late 2014, the central bank implemented an asset purchase program focused on asset-backed securities and covered bonds. In January 2015, the ECB announced a larger-than-expected bond-buying program, which ECB President Mario Draghi referred to as the final part of a set of policies that include buying 1.1 trillion of government bonds, European institutional debt and private sector assets between March 2015 and September 2016. The ECB improved its prediction for economic growth this year to 1.5%, up from 1% previously, and anticipated that low negative inflation would persist in the months ahead before prices begin to rise in late 2015, with 1.8% inflation in 2017.

London Interbank Offered Rates (“LIBOR”) moved slightly higher over the period amid speculation of a possible Fed rate hike by mid-2015. The benchmark three-month LIBOR ended the period at 0.27%, which is four basis points higher than it was 12 months ago.

In the short-term tax-exempt market, conditions remained stable with strong demand and low supply. During the 12-month period, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data), ranged between a high of 0.12% and a historical low of 0.02%, averaging just 0.05% for the period. VRDN new issuance was light as municipal issuers focused on issuing longer-term bonds at attractive low yield levels. As monetary policy continued to be accommodative, VRDN demand remained well supported by the desire among market participants to remain defensive heading into an eventual rising rate environment. As a result, dealer VRDN inventory remained at manageable levels, keeping rates in check.

In 2014, tax-exempt money funds experienced seasonal outflows in April, which is a trend driven by shareholders redeeming shares to pay their federal and state income tax bills. “Note season” began in June, when municipalities typically issue one-year tax and revenue anticipation notes. Given their continued improvement in fiscal health, municipal issuers’ need for short-term borrowing declined year-over-year, causing a lower supply of one-year fixed-rate notes in the municipal market, which kept rates low. Additionally, high-quality notes continued to see aggressive bidding from longer-term mutual fund groups seeking to position more defensively by shortening their portfolio durations. One-year municipal note yields ended the period at 0.19%, up just four basis points for the year. (Data source: Thomson Municipal Market Data.) Generally speaking, municipal money market funds seek to take advantage of note season to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure in the form of VRDN credit enhancement. Recently, municipal money fund investors have become more selective and one-year securities and maturities beyond six months have experienced spread widening given the current low levels and the growing anticipation of a short-term rate hike. As a change to the FOMC’s monetary policy remains on the horizon and fund investors face unprecedented money market fund reform, the desire to remain defensive is strong and we expect one-year yields to continue to move higher. Thus, issuers will soon need to offer greater yield premiums to entice buyers to extend out to the full-year maturity, which creates a steepening bias on the short-term municipal yield curve.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BBIF MONEY FUND	MARCH 31, 2015

Fund Information as of March 31, 2015

Investment Objective

BBIF Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity.

Current Seven-Day Yields

	7-Day SEC Yields	7-Day Yields
Class 1	0.00%	0.00%
Class 2	0.00%	0.00%
Class 3	0.00%	0.00%
Class 4	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2014 and held through March 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class 1	$1,000.00	$1,000.10	$1.25	$1,000.00	$1,023.68	$1.26	0.25%
Class 2	$1,000.00	$1,000.10	$1.25	$1,000.00	$1,023.68	$1.26	0.25%
Class 3	$1,000.00	$1,000.10	$1.25	$1,000.00	$1,023.68	$1.26	0.25%
Class 4	$1,000.00	$1,000.10	$1.25	$1,000.00	$1,023.68	$1.26	0.25%
[1]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense example reflect the net expenses of both the Fund and the Master LLC in which it invests.
[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
BBIF MONEY FUND	MARCH 31, 2015	5

Statement of Assets and Liabilities

March 31, 2015	BBIF Money Fund
Assets
Investments at value — Master Money LLC (the “Master LLC”) (cost — $2,397,716,042)	$2,397,716,042
Capital shares sold receivable	3,108,223
Prepaid expenses	110,083
Total assets	2,400,934,348

Liabilities
Contributions payable to the Master LLC	3,108,223
Administration fees payable	159,608
Officer’s fees payable	763
Service and distribution fees payable	388
Other accrued expenses payable	42,336
Total liabilities	3,311,318
Net Assets	$2,397,623,030

Net Assets Consist of
Paid-in capital	$2,397,592,307
Accumulated net realized gain allocated from the Master LLC	30,723
Net Assets	$2,397,623,030

Net Asset Value
Class 1 — Based on net assets of $252,909,740 and 252,907,414 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00
Class 2 — Based on net assets of $276,325,228 and 276,322,649 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00
Class 3 — Based on net assets of $623,513,241 and 623,507,539 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00
Class 4 — Based on net assets of $1,244,874,821 and 1,244,863,559 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Statement of Operations

Year Ended March 31, 2015	BBIF Money Fund
Investment Income
Net investment income allocated from the Master LLC:
Income	$5,859,813
Expenses	(3,713,557)
Fees waived	8,463
Total income	2,154,719

Fund Expenses
Administration	6,179,881
Service and distribution — Class 1	2,598,915
Service and distribution — Class 2	2,012,027
Service and distribution — Class 3	2,547,183
Service and distribution — Class 4	4,541,666
Transfer agent — Class 1	118,829
Transfer agent — Class 2	41,296
Transfer agent — Class 3	40,345
Transfer agent — Class 4	74,415
Registration	257,876
Professional	45,239
Printing	29,225
Officer	541
Miscellaneous	21,537
Total expenses	18,508,975
Less fees waived by the administrator	(4,380,510)
Less service and distribution fees waived and/or reimbursed — Class 1	(2,598,915)
Less service and distribution fees waived and/or reimbursed — Class 2	(2,012,027)
Less service and distribution fees waived and/or reimbursed — Class 3	(2,547,183)
Less service and distribution fees waived and/or reimbursed — Class 4	(4,541,666)
Transfer agent fees reimbursed — Class 1	(118,829)
Transfer agent fees reimbursed — Class 2	(41,296)
Transfer agent fees reimbursed — Class 3	(40,345)
Transfer agent fees reimbursed — Class 4	(74,415)
Total expenses after fees waived and/or reimbursed	2,153,789
Net investment income	930

Realized Gain Allocation from the Master LLC
Net realized gain from investments	139,903
Net Increase in Net Assets Resulting from Operations	$140,833

See Notes to Financial Statements.

6	BBIF MONEY FUND	MARCH 31, 2015

Statements of Changes in Net Assets	BBIF Money Fund
	Year Ended March 31,
Increase (Decrease) in Net Assets:	2015	2014
Operations
Net investment income	$930	$962
Net realized gain	139,903	125,711
Net increase in net assets resulting from operations	140,833	126,673

Distributions to Shareholders From[1]
Net investment income:
Class 1	(99)	(106)
Class 2	(113)	(130)
Class 3	(257)	(280)
Class 4	(461)	(446)
Net realized gain:
Class 1	(13,487)	(16,620)
Class 2	(18,088)	(22,765)
Class 3	(41,558)	(49,802)
Class 4	(81,004)	(78,695)
Decrease in net assets resulting from distributions to shareholders	(155,067)	(168,844)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	30,041,395	(451,578,299)

Net Assets
Total increase (decrease) in net assets	30,027,161	(451,620,470)
Beginning of year	2,367,595,869	2,819,216,339
End of year	$2,397,623,030	$2,367,595,869

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2015	7

Financial Highlights	BBIF Money Fund
	Class 1							Class 2
	Year Ended March 31,							Year Ended March 31,
	2015		2014	2013	2012		2011	2015		2014	2013	2012		2011
Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00
Net investment income	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0000	[1]	0.0000 [1]	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0001		0.0004
Net realized gain	0.0001		0.0001	0.0000 [1]	0.0000	[1]	0.0001	0.0001		0.0001	0.0000 [1]	0.0000	[1]	0.0001
Net increase from investment operations	0.0001		0.0001	0.0000	0.0000		0.0001	0.0001		0.0001	0.0000	0.0001		0.0005
Distributions from:[2]
Net investment income	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0001)		(0.0004)
Net realized gain	(0.0001)		(0.0001)	(0.0000)[3]	(0.0000)[3]		(0.0001)	(0.0001)		(0.0001)	(0.0000)[3]	(0.0000)[3]		(0.0001)
Total distributions	(0.0001)		(0.0001)	(0.0000)	(0.0000)		(0.0001)	(0.0001)		(0.0001)	(0.0000)	(0.0001)		(0.0005)
Net asset value, end of year	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00

Total Return[4]
Based on net asset value	0.01%		0.01%	0.00%	0.00%		0.01%	0.01%		0.01%	0.00%	0.01%		0.05%

Ratios to Average Net Assets[5]
Total expenses	1.45%	[6]	1.44%	1.53%	1.51%	[6]	1.50%	1.10%	[6]	1.09%	1.16%	1.15%	[6]	1.14%
Total expenses after fees waived and/or reimbursed	0.24%	[6]	0.24%	0.31%	0.28%	[6]	0.38%	0.24%	[6]	0.24%	0.31%	0.27%	[6]	0.34%
Net investment income	0.00%	[6]	0.00%	0.00%	0.00%	[6]	0.00% [6]	0.00%	[6]	0.00%	0.00%	0.01%	[6]	0.04%

Supplemental Data
Net assets, end of year (000)	$252,910		$268,531	$331,423	$385,378		$518,902	$276,325		$317,401	$380,400	$1,284,551		$1,523,283

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

8	BBIF MONEY FUND	MARCH 31, 2015

Financial Highlights (concluded)	BBIF Money Fund
	Class 3							Class 4
	Year Ended March 31,							Year Ended March 31,
	2015		2014	2013	2012		2011	2015		2014	2013	2012		2011
Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00
Net investment income	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0001		0.0004	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0001		0.0004
Net realized gain	0.0001		0.0001	0.0000 [1]	0.0000	[1]	0.0001	0.0001		0.0001	0.0000 [1]	0.0000	[1]	0.0001
Net increase from investment operations	0.0001		0.0001	0.0000	0.0001		0.0005	0.0001		0.0001	0.0000	0.0001		0.0005
Distributions from:[2]
Net investment income	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0001)		(0.0004)	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0001)		(0.0004)
Net realized gain	(0.0001)		(0.0001)	(0.0000)[3]	(0.0000)[3]		(0.0001)	(0.0001)		(0.0001)	(0.0000)[3]	(0.0000)[3]		(0.0001)
Total distributions	(0.0001)		(0.0001)	(0.0000)	(0.0001)		(0.0005)	(0.0001)		(0.0001)	(0.0000)	(0.0001)		(0.0005)
Net asset value, end of year	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00

Total Return[4]
Based on net asset value	0.01%		0.01%	0.00%	0.01%		0.05%	0.01%		0.01%	0.00%	0.01%		0.05%

Ratios to Average Net Assets[5]
Total expenses	0.79%	[6]	0.79%	0.84%	0.84%	[6]	0.83%	0.79%	[6]	0.78%	0.84%	0.84%	[6]	0.83%
Total expenses after fees waived and/or reimbursed	0.24%	[6]	0.24%	0.31%	0.27%	[6]	0.34%	0.24%	[6]	0.24%	0.31%	0.27%	[6]	0.34%
Net investment income	0.00%	[6]	0.000%	0.000%	0.01%	[6]	0.04%	0.00%	[6]	0.00%	0.00%	0.01%	[6]	0.04%

Supplemental Data
Net assets, end of year (000)	$623,513		$695,307	$749,977	$1,790,033		$1,975,795	$1,244,875		$1,086,357	$1,357,416	$2,046,505		$1,738,520
[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2015	9

Notes to Financial Statements	BBIF Money Fund

1. Organization:

BBIF Money Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master Money LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The Master LLC is organized as a Delaware limited liability company. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At March 31, 2015, the percentage of the Master LLC owned by the Fund was 33.2%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares, designated Class 1, Class 2, Class 3 and Class 4 Shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each class bears certain expenses related to shareholder servicing and distribution of such shares and the additional incremental transfer agency costs resulting from the conversion of shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Trustees of the Fund and the Board of Directors of the Master LLC are referred to throughout the report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 2 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. This amount, if any, is shown as interest in the Statement of Operations.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

10	BBIF MONEY FUND	MARCH 31, 2015

Notes to Financial Statements (continued)	BBIF Money Fund

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the Fund’s average daily net assets of the relevant share class of the Fund as follows:

	Class 1	Class 2	Class 3	Class 4
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	0.750%	0.425%	0.125%	0.125%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Class 1, Class 2, Class 3 and Class 4 shareholders.

The Fund entered into a contractual arrangement with the Administrator and BRIL to waive and/or reimburse a portion of the Fund’s direct fees and expenses, which excludes fees and expenses allocated from the Master LLC, to ensure that the net expenses for the Fund’s Class 2 Shares are 0.32% higher than those of BIF Money Fund, and the net expenses for the Fund’s Class 3 and Class 4 Shares are equal to those of BIF Money Fund, without giving effect to any voluntary fee waivers. The fee/expense waiver includes service and distribution fees. The Administrator and BRIL have agreed not to reduce or discontinue this contractual waiver or reimbursement until August 1, 2015. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested Directors or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in service and distribution fees waived and/or reimbursed — class specific in the Statement of Operations.

In addition to the contractual waiver described above, the administrator and BRIL voluntarily agreed to waive a portion of their respective administration and service and distribution fees and/or reimburse operating expenses to enable each class of the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by the administrator, service and distribution fees waived and/or reimbursed — class specific and transfer agent fees reimbursed — class specific. The Administrator and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	3/31/15	3/31/14
Ordinary income	$154,389	$163,964
Long-term capital gains	678	4,880
Total	$155,067	$168,844

As of March 31, 2015 the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$30,723
Total	$30,723
BBIF MONEY FUND	MARCH 31, 2015	11

Notes to Financial Statements (concluded)	BBIF Money Fund

As of March 31, 2015, there were no significant differences between the book and tax components of net assets.

5. Principal Risks:

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund continues to evaluate its strategy to implement the new regulations.

6. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Year Ended March 31, 2015	Year Ended March 31, 2014
Class 1
Shares sold	3,136,311,829	2,708,702,777
Shares issued in reinvestment of distributions	13,492	16,624
Shares redeemed	(3,151,945,085)	(2,771,606,040)
Net decrease	(15,619,764)	(62,886,639)

Class 2
Shares sold	2,373,259,501	2,341,585,050
Shares issued in reinvestment of distributions	18,090	22,768
Shares redeemed	(2,414,350,619)	(2,404,602,065)
Net decrease	(41,073,028)	(62,994,247)

Class 3
Shares sold	3,752,338,872	4,868,651,793
Shares issued in reinvestment of distributions	41,620	49,873
Shares redeemed	(3,824,168,866)	(4,923,361,625)
Net decrease	(71,788,374)	(54,659,959)

Class 4
Shares sold	11,876,371,744	10,355,765,998
Shares issued in reinvestment of distributions	81,283	78,967
Shares redeemed	(11,717,930,466)	(10,626,882,419)
Net increase (decrease)	158,522,561	(271,037,454)
Total Net Increase (Decrease)	30,041,395	(451,578,299)

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	BBIF MONEY FUND	MARCH 31, 2015

Report of Independent Registered Public Accounting Firm	BBIF Money Fund

To the Shareholders and Board of Trustees of BBIF Money Fund:

We have audited the accompanying statement of assets and liabilities of BBIF Money Fund (the “Fund”) as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBIF Money Fund as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 22, 2015

Important Tax Information (Unaudited)

During the fiscal year ended March 31, 2015 the following information is provided with respect to the ordinary income distributions paid by BBIF Money Fund:

Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[1]
Months Paid:	April 2014 — December 2014	100.00%
	January 2015 — March 2015	99.91%
[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.000000254 per share to shareholders of record on December 2, 2014.

BBIF MONEY FUND	MARCH 31, 2015	13

Master LLC Portfolio Information	Master Money LLC

As of March 31, 2015

Portfolio Composition	Percent of Net Assets
Certificates of Deposit — Yankee[1]	39%
Repurchase Agreements	30
Commercial Paper	20
Certificates of Deposit — Domestic	4
Time Deposits	3
Corporate Notes	2
U.S. Treasury Obligations	1
U.S. Government Sponsored Agency Obligations	1
Total	100%
[1]	U.S. branches of foreign banks.
14	BBIF MONEY FUND	MARCH 31, 2015

Schedule of Investments March 31, 2015	Master Money LLC (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 4.2%
BMO Harris Bank NA, 0.28%, 8/27/15 (a)	$46,000	$46,000,000
Citibank NA, NY:
0.25%, 5/11/15	70,000	70,000,000
0.29%, 7/06/15	120,000	120,000,000
State Street Bank & Trust, 0.31%, 10/23/15 (a)	20,000	20,000,000
Wells Fargo Bank NA, 0.27%, 6/12/15 (a)	50,000	50,000,000
		306,000,000
Yankee (b) — 38.8%
Bank of Montreal, Chicago:
0.26%, 4/09/15 (a)	50,000	50,000,000
0.24%, 5/29/15	80,000	80,000,000
0.25%, 7/16/15 (a)	76,000	76,000,000
Bank of Nova Scotia, Houston (a):
0.27%, 6/24/15	175,000	175,000,000
0.26%, 10/07/15	42,000	42,000,000
BNP Paribas SA, NY, 0.25%, 5/18/15	100,000	100,000,000
Canadian Imperial Bank of Commerce, NY, 0.33%, 6/01/15 (a)	115,000	115,000,000
Credit Agricole CIB, NY, 0.26%, 6/01/15	105,000	105,000,000
Credit Industriel et Commercial, NY:
0.38%, 8/03/15	130,000	130,000,000
0.39%, 9/03/15	24,000	24,000,000
Credit Suisse, NY, 0.29%, 6/15/15	67,000	67,000,000
Mitsubishi UFJ Trust & Banking Corp.:
0.25%, 4/24/15	110,000	110,000,000
0.25%, 4/29/15	128,500	128,500,000
0.32%, 9/11/15 (a)	32,000	32,000,000
National Australia Bank Ltd., NY, 0.24%, 7/10/15 (a)	122,000	122,000,000
National Bank of Canada, NY (a):
0.35%, 6/09/15	48,500	48,500,000
0.28%, 9/18/15	45,000	45,000,000
0.31%, 12/24/15	60,000	60,000,000
Natixis, NY:
0.28%, 5/05/15	47,000	47,000,000
0.28%, 6/03/15	80,000	80,000,000
Norinchukin Bank, NY, 0.25%, 6/15/15	53,000	53,000,000
Rabobank Nederland NV, NY (a):
0.27%, 9/16/15	89,000	89,000,000
0.27%, 11/04/15	100,000	100,000,000
Royal Bank of Canada, NY (a):
0.27%, 11/10/15	75,000	75,000,000
0.27%, 11/12/15	35,000	35,000,000
Skandinaviska Enskilda Banken, NY:
0.25%, 4/24/15	107,000	107,000,000
0.26%, 7/23/15	107,000	107,000,000
Sumitomo Mitsui Banking Corp., NY:
0.28%, 6/29/15	83,000	83,000,000
0.31%, 7/01/15	120,000	120,000,000
Sumitomo Mitsui Trust Bank Ltd., NY:
0.25%, 4/20/15	18,000	18,000,000
0.26%, 6/01/15	130,000	130,000,000
0.30%, 7/20/15	48,000	48,000,000
Certificates of Deposit	Par (000)	Value
Yankee (b) (concluded)
Toronto-Dominion Bank, NY, 0.24%, 10/06/15 (a)	$81,000	$81,000,000
Westpac Banking Corp., NY, 0.25%, 5/05/15 (a)	118,000	118,000,000
		2,801,000,000
Total Certificates of Deposit
(Cost — $3,107,000,000) — 43.0%		3,107,000,000

Commercial Paper
Antalis US Funding Corp. (c):
0.12%, 4/07/15	47,000	46,998,903
0.23%, 4/20/15 (d)	12,740	12,738,372
ANZ New Zealand International Ltd., 0.26%, 6/04/15 (a)(d)	15,000	15,000,000
Bedford Row Funding Corp., 0.30%, 11/20/15 (a)(d)	40,000	40,000,000
Chariot Funding LLC (c):
0.27%, 8/05/15	35,500	35,466,186
0.26%, 8/13/15	12,000	11,988,300
Ciesco LLC (c):
0.28%, 8/06/15	62,000	61,938,275
0.28%, 8/18/15 (d)	32,000	31,965,155
Collateralized Commercial Paper Co. LLC (c):
0.30%, 6/03/15	19,000	18,989,867
0.35%, 6/26/15	168,000	167,857,900
0.39%, 7/02/15	75,000	74,924,437
Commonwealth Bank of Australia (a):
0.26%, 4/23/15	39,000	38,999,875
0.27%, 5/18/15	35,000	35,000,000
CRC Funding LLC, 0.31%, 9/21/15 (c)	70,000	69,895,117
DNB Bank ASA (c)(d):
0.23%, 4/28/15	34,000	33,993,918
0.32%, 8/24/15	96,000	95,877,360
Duke Energy Corp., 0.56%, 4/06/15 (c)	28,000	27,997,387
Erste Abwicklungsanstalt, 0.21%, 5/18/15 (c)(d)	50,000	49,986,000
General Electric Capital Corp., 0.24%, 10/19/15 (a)	100,000	100,000,000
Hyundai Capital America, 0.53%, 4/07/15 (c)(d)	19,450	19,447,996
ING (U.S.) Funding LLC, 0.25%, 5/13/15 (c)	100,000	99,970,139
Kells Funding LLC (a)(d):
0.26%, 4/30/15	50,000	50,000,000
0.26%, 9/22/15 (d)	34,500	34,498,209
LMA Americas LLC, 0.11%, 4/01/15 (c)	31,712	31,711,903
Nederlandse Waterschapsbank NV (a):
0.24%, 7/09/15	17,500	17,500,000
0.25%, 10/01/15	85,000	85,000,000
Skandin Enskilda Banken AG, 0.30%, 8/25/15 (c)(d)	58,000	57,928,950
Starbird Funding Corp., 0.32%, 5/27/15 (c)(d)	35,000	34,982,267
Victory Receivables Corp., 0.11%, 4/01/15 (c)	25,000	24,999,924
Total Commercial Paper
(Cost — $1,425,656,435) — 19.7%		1,425,656,440

Portfolio Abbreviations

RB SBPA VRDN	Revenue Bonds Stand-by Bond Purchase Agreements Variable Rate Demand Notes

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2015	15

Schedule of Investments (continued)	Master Money LLC (Percentages shown are based on Net Assets)

Corporate Notes	Par (000)	Value
MetLife Global Funding I, 0.34%, 6/29/15 (d)	$66,600	$66,823,083
Svenska Handelsbanken AB, 0.32%, 9/15/15 (a)(d)	65,600	65,600,000
Total Corporate Notes
(Cost — $132,423,083) — 1.8%		132,423,083

Municipal Bonds
Illinois Housing Development Authority, Refunding RB, VRDN, Sub-Series A5 (Federal Home Loan Bank SBPA), 0.09%, 4/07/15 (e)	20,000	20,000,000
Total Municipal Bonds
(Cost — $20,000,000) — 0.3%		20,000,000

Time Deposits
ING Bank NV, 0.14%, 4/02/15	79,000	79,000,000
Natixis SA, 0.05%, 4/01/15	77,000	77,000,000
Skandinaviska Enskilda Banken AB, 0.05%, 4/01/15	72,637	72,637,000
Total Time Deposits
(Cost — $228,637,000) — 3.2%		228,637,000

U.S. Government Sponsored Agency Obligations
Fannie Mae Variable Rate Notes, 0.15%, 10/21/16 (a)	30,000	29,998,281
Federal Home Loan Bank Variable Rate Notes, 0.18%, 5/20/16 (a)	25,000	24,995,634
Total U.S. Government Sponsored Agency Obligations
(Cost — $54,993,915) — 0.8%		54,993,915

U.S. Treasury Obligations
U.S. Treasury Notes (a):
0.10%, 4/30/16	35,000	35,000,000
0.09%, 10/31/16	40,000	39,969,754
Total U.S. Treasury Obligations
(Cost — $74,969,759) — 1.0%		74,969,754

Repurchase Agreements
Citigroup Global Markets, Inc., 0.63%, 5/05/15 (Purchased on 11/14/14 to be repurchased at $127,382,270, collateralized by various Corporate/Debt Obligations, 0.00% to 5.50%, due 7/15/26 to 11/13/46, original par and fair values of $419,373,804, and $135,890,000, respectively) (e)	127,000	127,000,000
Total Value of Citigroup Global Markets, Inc.
(collateral value of $135,890,000)		127,000,000
Repurchase Agreements	Par (000)	Value
Credit Suisse Securities (USA) LLC, 0.13%, 4/01/15 (Purchased on 2/23/15 to be repurchased at $18,502,472, collateralized by a Municipal Obligation, 6.28%, due 6/15/42, original par and fair values of $16,555,000, and $19,800,508, respectively) (a)	$18,500	$18,500,000
Credit Suisse Securities (USA) LLC, 0.38%, 4/01/15 (Purchased on 3/3/15 to be repurchased at $166,378,915, collateralized various Corporate/Debt Obligations, 0.00% to 5.00%, due 10/28/52 to 4/25/54, original par and fair values of $372,967,630, and $199,597,214, respectively) (a)	166,328	166,328,000
Credit Suisse Securities (USA) LLC, 0.63%, 5/05/15 (Purchased on 3/16/15 to be repurchased at $18,015,750, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 0.60%, due 8/25/21 to 2/16/52, original par and fair values of $952,022,266, and $19,526,628, respectively) (e)	18,000	18,000,000
Total Value of Credit Suisse Securities (USA) LLC
(collateral value of $238,924,350)		202,828,000
Federal Reserve Bank of New York, 0.05%, 4/01/15 (Purchased on 3/31/15 to be repurchased at $600,000,833, collateralized by a U.S. Treasury Obligation, 4.38%, due 5/15/41, original par and fair values of $435,785,400 and $600,000,871, respectively)	600,000	600,000,000
Federal Reserve Bank of New York, 0.10%, 4/06/15 (Purchased on 3/30/15 to be repurchased at $800,017,778, collateralized by a U.S. Treasury Obligation, 3.50%, due 5/15/20, original par and fair values of $718,080,700 and $800,004,496, respectively) (e)	800,000	800,000,000
Total Value of Federal Reserve Bank of New York
(collateral value of $1,400,005,367)		1,400,000,000
Goldman Sachs & Co., 0.16%, 4/02/15 (Purchased on 3/27/15 to be repurchased at $200,005,333, collateralized by various U.S. Government Sponsored Agency Obligations, 4.00% to 8.26%, due 3/25/32 to 12/15/53, original par and fair values of $1,779,051,619 and $214,000,000, respectively)	200,000	200,000,000
Total Value of Goldman Sachs & Co.
(collateral value of $214,000,000)		200,000,000
HSBC Securities (USA) Inc., 0.23%, 4/01/15 (Purchased on 3/11/14 to be repurchased at $5,012,331, collateralized by a Corporate/Debt Obligation, 2.15%, due 7/15/21, original par and fair values of $5,250,000 and $5,353,174, respectively) (a)	5,000	5,000,000
Total Value of HSBC Securities (USA) Inc.
(collateral value of $5,353,174)		5,000,000

See Notes to Financial Statements.

16	BBIF MONEY FUND	MARCH 31, 2015

Schedule of Investments (continued)	Master Money LLC (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.16%, 4/01/15 (Purchased on 3/25/15 to be repurchased at $75,002,333, collateralized by various U.S. Government Sponsored Agency Obligations, 4.00% to 5.00%, due 3/01/34 to 5/01/41, original par and fair values of $87,903,816 and $77,250,001, respectively)	$75,000	$75,000,000
Total Value of Merrill Lynch, Pierce,
Fenner & Smith, Inc. (collateral value of $77,250,001)		75,000,000
Mizuho Securities USA, Inc., 0.25%, 4/01/15 (Purchased on 3/31/15 to be repurchased at $5,000,035, collateralized by various U.S. Government Sponsored Agency Obligations, 4.00% to 6.47%, due 8/20/43 to 11/25/43, original par and fair values of $50,237,370 and $5,428,182, respectively)	5,000	5,000,000
Mizuho Securities USA, Inc., 1.11%, 5/04/15 (Purchased on 3/04/13 to be repurchased at $92,189,475, collateralized by various U.S. Government Sponsored Agency Obligations and various Corporate/Debt Obligations, 0.00% to 7.03%, due 9/25/40 to 6/25/41, original par and fair values of $1,558,565,822 and $96,770,396, respectively) (e)	90,000	90,000,000
Total Value of Mizuho Securities USA, Inc.
(collateral value of $102,198,578)		95,000,000
Repurchase Agreements	Par (000)	Value
Wells Fargo Securities LLC, 0.23%, 4/01/15 (Purchased on 8/05/14 to be repurchased at $24,036,647, collateralized by various Corporate/Debt Obligations, 3.75% to 9.00%, due 4/15/16 to 2/15/46, original par and fair values of $23,018,079 and $25,200,000, respectively) (a)	$24,000	$24,000,000
Wells Fargo Securities LLC, 0.48%, 4/10/15 (Purchased on 1/12/15 to be repurchased at $19,823,232, collateralized by various Corporate/Debt Obligations, 3.90% to 9.95%, due 4/01/36 to 2/01/45, original par and fair values of $17,199,976 and $20,790,001, respectively)	19,800	19,800,000
Wells Fargo Securities LLC, 0.42%, 5/06/15 (Purchased on 2/04/15 to be repurchased at $30,031,850, collateralized by various Corporate/Debt Obligations, 0.00% to 9.98%, due 6/15/35 to 1/15/87, original par and fair values of $27,446,320 and $31,500,000, respectively)	$30,000	$30,000,000
Total Value of Wells Fargo Securities LLC
(collateral value of $77,490,001)		73,800,000
Total Repurchase Agreements
(Cost — $2,178,628,000) — 30.2%		2,178,628,000
Total Investments
(Cost — $7,222,308,192*) — 100.0%		7,222,308,192
Other Assets Less Liabilities — 0.0%		2,529,910
Net Assets — 100.0%		$7,224,838,102

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Variable rate security. Rate shown is as of report date.
(b)	Issuer is a U.S. branch of foreign domiciled bank.
(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including Master LLC ‘s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master LLC’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2015	17

Schedule of Investments (concluded)	Master Money LLC

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Investments[1]	—	$7,222,308,192	—	$7,222,308,192
[1]	See above Schedule of Investments for values in each security type.

The carrying amount for certain of the Master LLC’s liabilities approximates fair value for financial statement purposes. As of March 31, 2014, a bank overdraft of $1,312,380 is categorized as Level 2 within the disclosure hierarchy.

During the year ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

18	BBIF MONEY FUND	MARCH 31, 2015

Statement of Assets and Liabilities	Statement of Operations

March 31, 2015	Master Money LLC

Assets
Investments at value — unaffiliated (cost — $5,043,680,192)	$5,043,680,192
Repurchase agreements, at value — unaffiliated (cost — $2,178,628,000)	2,178,628,000
Contributions receivable from investors	3,108,223
Interest receivable	1,908,125
Prepaid expenses	27,193
Total assets	7,227,351,733

Liabilities
Bank overdraft	1,312,380
Investment advisory fees payable	851,551
Directors’ fees payable	49,211
Other affiliates payable	38,801
Other accrued expenses payable	261,688
Total liabilities	2,513,631
Net Assets	$7,224,838,102

Net Assets Consist of
Investors’ capital	$7,224,838,102
Year Ended March 31, 2015	Master Money LLC

Investment Income
Income	$17,800,185

Expenses
Investment advisory	10,267,638
Accounting services	420,763
Custodian	205,210
Directors	199,603
Professional	74,528
Printing	13,826
Miscellaneous	106,691
Total expenses	11,288,259
Less fees waived by the Manager	(24,286)
Less fees paid indirectly	(513)
Total expenses after fees waived and paid indirectly	11,263,460
Net investment income	6,536,725

Realized Gain
Net realized gain from investments	428,569
Net Increase in Net Assets Resulting from Operations	$6,965,294

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2015	19

Statements of Changes in Net Assets	Master Money LLC

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$6,536,725	$6,944,638
Net realized gain	428,569	384,659
Net increase in net assets resulting from operations	6,965,294	7,329,297

Capital Transactions
Proceeds from contributions	55,669,973,133	56,378,905,769
Value of withdrawals	(55,829,531,267)	(57,400,827,615)
Net decrease in net assets derived from capital transactions	(159,558,134)	(1,021,921,846)

Net Assets
Total decrease in net assets	(152,592,840)	(1,014,592,549)
Beginning of year	7,377,430,942	8,392,023,491
End of year	$7,224,838,102	$7,377,430,942

Financial Highlights	Master Money LLC

	Year Ended March 31,
	2015	2014	2013	2012	2011

Total Return
Total return	0.10%	0.10%	0.15%	0.13%	0.25%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.14%
Total expenses after fees waived and paid indirectly	0.15%	0.15%	0.15%	0.15%	0.14%
Net investment income	0.09%	0.09%	0.16%	0.13%	0.24%

Supplemental Data
Net assets, end of year (000)	$7,224,838	$7,377,431	$8,392,023	$11,069,841	$11,380,899

See Notes to Financial Statements.

20	BBIF MONEY FUND	MARCH 31, 2015

Notes to Financial Statements	Master Money LLC

1. Organization:

Master Money LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

2. Significant Accounting Policies:

The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Master LLC seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Master LLC may enter into repurchase agreements. In a repurchase agreement, the Master LLC purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master LLC’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Master LLC could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Master LLC under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Master LLC, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Master LLC receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Master LLC would recognize a liability with respect to such excess collateral. The liability reflects the Master LLC’s obligation under bankruptcy law to return the excess to the counterparty.

BBIF MONEY FUND	MARCH 31, 2015	21

Notes to Financial Statements (continued)	Master Money LLC

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.250%
$500 Million — $1 Billion	0.175%
Greater than $1 Billion	0.125%

The Manager voluntarily agreed to waive a portion of the investment advisory fees and/or reimburse operating expenses of the Master LLC to enable the feeder funds that invest in the Master LLC to maintain minimum levels of daily net investment income. These amounts, if any, are reported in the Statement of Operations as fees waived by the Manager. The Manager may discontinue the waiver and/or reimbursement at any time.

For the year ended March 31, 2015, the Master LLC reimbursed the Manager $73,333 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended March 31, 2015, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $16,155,000.

5. Income Tax Information:

The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for each of the four years ended March 31, 2015. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC as of March 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master LLC’s financial statements.

6. Principal Risks:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes has the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks,

22	BBIF MONEY FUND	MARCH 31, 2015

Notes to Financial Statements (concluded)	Master Money LLC

consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

Certain obligations held by the Master LLC have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Master LLC monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October 2016. When implemented, the changes may affect the Master LLC’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Master LLC continues to evaluate its strategy to implement the new regulations

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BBIF MONEY FUND	MARCH 31, 2015	23

Report of Independent Registered Public Accounting Firm	Master Money LLC

To the Investors and Board of Directors of Master Money LLC:

We have audited the accompanying statement of assets and liabilities of Master Money LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Money LLC as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 22, 2015

24	BBIF MONEY FUND	MARCH 31, 2015

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Fund/Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]

Rodney D. Johnson 1941	Chair of the Board and Director	Since 2007
President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.
				33 RICs consisting of 156 Portfolios	None

David O. Beim 1940	Director	Since 2007
Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.
				33 RICs consisting of 156 Portfolios	None

Collette Chilton 1958	Director	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 156 Portfolios	None

Frank J. Fabozzi 1948	Director	Since 2014
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.
				109 RICs consisting of 232 Portfolios	None

Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 156 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 1939	Director	Since 2007
Professor Emeritus, New York University since 2005; President London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.
				33 RICs consisting of 156 Portfolios	None

Ian A. MacKinnon 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 156 Portfolios	None

Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 156 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 1947	Director	Since 2007
Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.
				33 RICs consisting of 156 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 156 Portfolios	None
BBIF MONEY FUND	MARCH 31, 2015	25

Officers and Directors (continued)
Name, Address[1] and Year of Birth		Position(s) Held with Fund/Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)

Toby Rosenblatt 1938		Director	Since 2007
President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.
					33 RICs consisting of 156 Portfolios	None

Mark Stalnecker 1951		Director	Since 2015
Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.
					33 RICs consisting of 156 Portfolios	None

Kenneth L. Urish 1951		Director	Since 2007
Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
					33 RICs consisting of 156 Portfolios	None

Frederick W. Winter 1945		Director	Since 2007
Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.
					33 RICs consisting of 156 Portfolios	None
	[1]	The address of each Director is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
	[2]	Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate.
	[3]	Date shown is the earliest date a person has served for the Fund/Master LLC. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Funds’/Master LLCs’; board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Director[4]

Barbara G. Novick 1960		Director	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 232 Portfolios	None
	[4]	Ms. Novick is an “interested person,” as defined in the 1940 Act, of the Fund/Master LLC based on her position with BlackRock, Inc. and its affiliates.
26	BBIF MONEY FUND	MARCH 31, 2015

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Fund/Master LLC	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]

John M. Perlowski 1964	President and Chief Executive Officer	Since 2010
Managing Director of BlackRock, Inc. since 2009; Head of Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 1958	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 1970	Treasurer	Since 2007
Managing Director of BlackRock, Inc. since 2007; Director of BlackRock in 2006; Assistant Treasurer of MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer	Since 2014
Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015
Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.

Benjamin Archibald 1975	Secretary	Since 2012
Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 221-7210.
Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Directors of the Fund/Master LLC and Ronald W. Forbes resigned as a Director of the Fund/Master LLC and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Directors of the Fund/Master LLC.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Fund/Master LLC and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Fund/Master LLC.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246 Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116 Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

BBIF MONEY FUND	MARCH 31, 2015	27

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund/Master LLCs file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLCs use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

28	BBIF MONEY FUND	MARCH 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BBIF MONEY FUND	MARCH 31, 2015	29

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectuses. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

BBIFM-3/15-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.
Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish
Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.
Item 4 –	Principal Accountant Fees and Services
The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BBIF Money Fund	$7,363	$7,363	$0	$0	$9,600	$9,600	$0	$0
Master Money LLC	$31,713	$31,713	$0	$0	$13,260	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the

2

operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BBIF Money Fund	$9,792	$9,600
Master Money LLC	$13,260	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.
(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
3

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.
Item 12 –	Exhibits attached hereto
	(a)(1) –	Code of Ethics – See Item 2
	(a)(2) –	Certifications – Attached hereto
	(a)(3) –	Not Applicable
	(b) –	Certifications – Attached hereto
4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BBIF Money Fund and Master Money LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BBIF Money Fund and Master Money LLC

Date: June 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BBIF Money Fund and Master Money LLC

Date: June 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BBIF Money Fund and Master Money LLC

Date: June 2, 2015

5